Earnings Call Presentation 4th Quarter 2020 February 23, 2021 Exhibit 99.2

Our disclosures in this presentation, including without limitation, those relating to future financial results market conditions and guidance, the impacts of COVID-19 on our business, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “outlook,” “target,” “predict,” “may,” “will,” “would,” “could,” “should,” “seek,” and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and “Management’s Discussion and Analysis” sections of our reports on Forms 10-K and 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”). Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law. In addition, we will be referring to non-GAAP financial measures within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are included within this presentation and available on the Investor Relations page of our website at www.armstrongceilings.com. The guidance in this presentation is only effective as of the date given, February 23, 2021 and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance Safe Harbor Statement

All figures throughout the presentation are in $ millions unless otherwise noted. Figures may not add due to rounding. When reporting our financial results within this presentation, we make several adjustments. Management uses these non-GAAP measures in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. As reported results will be footnoted throughout the presentation on a continuing operations basis (excludes corporate unallocated). Basis of Presentation Explanation Results throughout this presentation are presented on a normalized basis with the exception of cash flow. We remove the impact of certain discrete expenses and income. The Company excludes certain acquisition related expenses (i.e. – changes in the fair value of earnouts, deferred compensation accruals, impact of adjustments related to the fair value of inventory and deferred revenue) for recent acquisitions(1). Examples of other excluded items include plant closures, restructuring actions and related costs, impairments, separation costs, environmental site expenses and related insurance recoveries, endowment level charitable contributions, and other large unusual items. We also adjust for our U.S. pension plan (credit) expense(2). Our tax rate may be adjusted for certain discrete items which are identified in the footnotes. Investors should not consider non-GAAP measures as a substitute for GAAP measures. The deferred compensation accruals are for cash and stock awards that will be recorded over the vesting period, as such payments are subject to the sellers’ and employees’ continued employment with the Company. U.S. pension (credit) expense represents the actuarial net periodic benefit cost expected to be recorded as a component of earnings from continuing operations. For all periods presented, we were not required and did not make cash contributions to our U.S. Retirement Income Plan based on guidelines established by the Pension Benefit Guaranty Corporation.

Consolidated Company Key Metrics-Fourth Quarter 2020 As reported EPS: $0.72 in 2020 and $1.04 in 2019. As defined by the terms of our credit agreement 2020 2019 Variance Net Sales $238.7 $0 $246.9 -3.3211826650465848E-2 Adj. EBITDA $72.599999999999994 $0 $89.5 $0 -0.18882681564245818 % of Sales 0.30414746543778803 0.36249493722154719 -580 bps hardcode watchout Adj. Earnings Per Share (1) $0.77 $1.1100000000000001 -0.3063063063063064 Adj. Free Cash Flow $67.8 $71.099999999999994 -4.6413502109704602E-2 Cash $136.9 $45 $91.9 Revolver Availability $275 $385 $-,110 Liquidity $411.9 $430 $-18.100000000000023 Net Debt $578 $566 $12 Leverage(2) 1.8x 1.4x

COVID-19 impacts demand Strength in Big Box channel and weakness in major metro areas drive lower mix Manufacturing gains driven by productivity Sales continued to improve sequentially in the quarter Mineral Fiber Fourth Quarter Results Sales improving sequentially as major metro areas reopen Key Highlights Q1 Q2 Q3 Q4 Current Quarter Comments 2019 Adjusted EBITDA $82 $96 $99 $81 AUV (5) (5) (4) (7) Strength in big box drives negative mix, price positive Volume 0 (36) (21) (7) COVID-19 market disruption, sequential improvement Manufacturing 5 7 5 6 Continued productivity gains and cost out actions Input costs 0 4 2 1 Lower raw material and energy costs SG&A 4 5 4 (6) Investments in organic and inorganic growth initiatives WAVE 1 (9) (7) (3) Volume impacted by COVID-19 2020 Adjusted EBITDA $87 $63 $79 $66 Margins contracted 530 bps in Q4 % Change 6% (35%) (21%) (19%)

Sales up 13% as acquisitions of Turf Design, Moz Designs, and Arktura LLC add $11 million AS Organic* Sales down (9%) or ($5) million Architectural Specialties Fourth Quarter Results Acquisitions offset COVID headwinds Key Highlights Q1 Q2 Q3 Q4 Current Quarter Comments 2019 Adjusted EBITDA $10 $12 $14 $8 Sales 4 (2) 5 7 Direct margin improvement driven by acquisitions Period Expense (2) (3) (3) (4) Manufacturing expenses relating to acquisitions SG&A (2) (1) (4) (5) SG&A expenses relating to acquisitions 2020 Adjusted EBITDA $10 $6 $13 $7 Margins contracted 420 bps in Q4 % Change (2%) (48%) (9%) (16%) *AS Organic excludes 2020 Acquisitions; Turf, Moz, Arktura

Adjusted EBITDA Bridge – Fourth Quarter 2020 vs. PY ($0) ($7) $2 ($11) $2 ($3) Mix fall through driven by growth in big box channel…Sequential improvement within quarter…SG&A change driven by growth investments and acquisitions Normalized(1) May not sum due to rounding (2) Excludes Depreciation 2020 Acquisitions - 8 - - (2) (3) - 3

Adjusted Free Cash Flow Bridge - Fourth Quarter 2020 vs. PY $5 Cash earnings decline driven by volume declines due to Covid-19 ($8) $0 ($0) (2) NOTE: Adjustments include cash used or proceeds received for acquisitions and divestures, legacy environmental matters and litigation May not sum due to rounding Includes cash earnings, working capital and other current assets and liabilities Normalized(1) $68 ($1)

Consolidated Company Key Metrics – FY 2020 As reported EPS: ($1.76) in 2020 and $4.88 in 2019. 2020 2019 Variance Net Sales $936.9 $0 $1,038.999999999999 -9.7485791349580908E-2 Adj. EBITDA $329.9 $0 $403.1 $0 -0.18159265690895565 % of Sales 0.35211868929448181 0.3883055582313843 -360 Adj. Earnings Per Share (1) $3.63 $4.78 -0.24058577405857751 Adj. Free Cash Flow $212.4 $244 -0.12950819672131145

Adjusted EBITDA Bridge – FY 2020 vs. PY ($51) ($21) $10 ($4) $10 ($18) Balancing short-term cost containment with long-term growth drivers 2020 Acquisitions - 14 - - (3) (6) - 5 May not sum due to rounding (2) Excludes Depreciation Normalized(1)

Adjusted Free Cash Flow Bridge – FY 2020 vs. PY ($47) Cash earnings decline driven by volume declines due to Covid-19 $16 $9 ($17) $7

2021 Guidance $3.80 – $4.00 5% – 10% YoY $3.63 Adjusted EBITDA Adjusted EPS* Adjusted Free Cash Flow Revenue $937 $330 $1,030 - $1,060 10% – 13% YoY $360 - $372 9% – 13% YoY MF AUV 4%-6%, positive like-for-like pricing & mix Growth Initiatives, primarily kanopi & Healthy Spaces, drive MF volume up 0%-2% 2020 acquisitions benefit AS 25%-30% AUV and volume gains fall through Manufacturing productivity and improved earnings from WAVE drive margin improvement Includes benefit of 2020 acquisitions Investment in growth initiatives continues in 2021 $75-$80 million of Cap Ex $25 million of cash interest expense Cash tax rate 20% - 25% Higher Working Capital due to increased sales 2020 Actual 2021 Guidance $25 million of interest expense 25% book tax rate $90 million of depreciation 48 million average diluted shares outstanding $185 - $205 (13%) – (3%) YoY 19% FCF Margin $212 *As reported EPS: ($1.76) in 2020 due to pension annuitization

2021 Sales Guidance COVID-19 impacts create unusual seasonality in 2021 Q2 2020 key city shutdowns drives changes to historic seasonality

Appendix

Adjusted EBITDA Reconciliation RIP expense represents only the plan service cost that is recorded within Operating Income. For all periods presented, we were not required and did not make cash contributions to our RIP. WAVE settled a portion of their pension plan, resulting in a non-cash accounting charge. Represents Rockfon litigation costs and settlement. Represents the impact of acquisition related adjustments for the fair value of acquired inventory and deferred revenue, changes in fair value of contingent consideration and deferred compensation accruals. Write off of intangible assets attributed to WAVE’s international business sold. These intangible assets were recognized as part of our adoption of fresh-start reporting upon emergence from Chapter 11 in 2006. Donation to the AWI Foundation. CONSOLIDATED For the Three Months Ended December 31, For the Twelve Months Ended December 31, qtr YTD 2020 2019 V 2020 2019 V Earnings (Loss) from continuing operations, Reported 34.799999999999983 51.499999999999801 -16.699999999999818 -84.099999999999966 242.29999999999987 -326.39999999999986 rounding Add: Income tax expense (benefit), as reported 8.2999999999999972 8.3000000000000043 0 -42.6 57.1 -99.7 Earnings (Loss) before tax, Reported 43.09999999999998 59.799999999999805 -16.699999999999825 -126.89999999999995 299.39999999999986 -426.29999999999984 rounding Add: Interest/other income and expense, net 0.99999999999996803 2.3999999999999986 -1.4000000000000306 381.5 18 363.5 Operating Income, Reported 44.099999999999952 62.199999999999804 -18.099999999999852 254.60000000000005 317.39999999999986 -62.799999999999812 Add: RIP Cost (1) 1.38817225 1.1902507499999999 0.19792150000000008 5.552689 4.7610029999999997 0.79168600000000033 Add: WAVE Pension Settlement (2) 0 0 0 0 1.2182105000000001 -1.2182105000000001 Add: Litigation Expense (3) 0 0 0 0 19.580649000000001 -19.580649000000001 Add: Acquisition Related Expenses (4) 2.0430000000000001 0 2.0430000000000001 2.7470000000000003 0 2.7470000000000003 Add/(Less): Net Environmental (Recoveries) Expenses -7.2893778200000003 0 -7.2893778200000003 -6.4379933200000004 1.06643 -7.5044233200000008 (Less): Gain on Sale of Idled China Plant Facility 0 0 0 -21.013036 0 -21.013036 Add: WAVE FSA (5) 0 0 0 0 4.3963679999999998 -4.3963679999999998 Add/(Less): AWI Portion of WAVE's loss (gain) on Sale to Knauf 0 5 -5 0 -20.645595 20.645595 Add: Charitable Contribution - AWI Foundation (6) 10.055 0 10.055 10 0 10 rounding Add: D&A 22.406350476177614 21 1.4063504761776144 84.297040928417232 75 9.297040928417232 Adjusted EBITDA 72.703144906177556 89.635692749999805 -16.932547843822249 329.74570060841734 402.77706549999988 -73.031364891582541 rounding -0.18890407743094373 -0.18131957141333949

16

Adjusted Diluted Earnings Per Share Reconciliation

	CONSOLIDATED									
	For the Three Months Ended December 31,					For the Twelve Months Ended December 31,				
	2020	Per Diluted Share	2019	Per Diluted Share	V	2020	Per Diluted Share	2019	Per Diluted Share	V
Earnings (Loss) from continuing operations, As Reported	**$35**	**$0.72**	**$51**	**$1.04**	**($17)**	**($84)**	**($1.76)**	**$242**	**$4.88**	**($236)**
Add/(Less): Income tax expense (benefit), as reported	$8		$8		$0	($43)		$57		($100)
Earnings (Loss) from continuing operations before income taxes, As Reported	**$43**		**$60**		**($17)**	**($127)**		**$299**		**($426)**
(Less)/Add: RIP (Credit) Expense (1)	($2)		($2)		$0	$368		($8)		$375
Add: WAVE Pension Settlement (2)	-		-		-	-		$1		($1)
Add: Litigation Expense (3)	-		-		-	-		$20		($20)
Add: Acquisition Related Expenses (4)	$2		-		$2	$3		-		$3
(Less)/Add: Environmental (Recoveries) Expenses, net	($7)		-		($8)	($6)		$1		($8)
Add: WAVE FSA (5)	-		-		-	-		$4		($4)
(Less): Gain on Sale of Idled China Plant Facility	-		-		-	($21)		-		($21)
Add: Accelerated Depreciation from closed St. Helens facility	-		-		-	$3		-		$3
Add: Charitable Contribution – AWI Foundation (6)	$10		-		$10	$10		-		$10
Add/(Less): AWI Portion of WAVE's (gain) on Sale to Knauf	-		$5		($5)	-		($21)		$21
Adjusted earnings from continuing operations before income taxes	**$46**		**$63**		**($17)**	**$229**		**$297**		**($68)**
(Less): Adjusted Income tax expense (7)	($9)		($8)		($1)	($54)		($61)		$7
Adjusted net income	**$37**	**$0.77**	**$55**	**$1.11**	**($18)**	**$175**	**$3.63**	**$237**	**$4.78**	**($61)**
Adjusted EPS Change versus Prior Year		**-31%**					**-24%**			

Diluted Shares Outstanding (8)	48.1	49.2	48.2	49.5
Tax Rate (9)	19%	13%	24%	20%

(1) RIP expense (credit) represents the entire actuarial net periodic pension expense (credit) recorded as a component of earnings from continuing operations. For all periods presented, we were not required and did not make cash contributions to our RIP.

(2) WAVE settled a portion of their pension plan, resulting in a non-cash accounting charge.

(3) Represents Rockfon litigation costs and settlement.

(4) Represents the impact of acquisition related adjustments for the fair value of acquired inventory and deferred revenue, changes in fair value of contingent consideration and deferred compensation accruals.

(5) Write off of intangible assets attributed to WAVE's international businesses sold. These intangible assets were recognized as part of our adoption of fresh-start reporting upon emergence from Chapter 11 in 2006.

(6) Donation to the AWI Foundation.

(7) Adjusted income tax expense is calculated using the as reported tax rate multiplied by the adjusted earnings from continuing operations before income taxes.

(8) 2020 Dilutive shares outstanding for the year ended December 31, 2020 include anti-dilutive common stock equivalents which are excluded from U.S. GAAP Accounting. Dilutive shares outstanding for the three and twelve months ended December 31, 2019 are as-reported.

(9) The tax rate for the year ended December 31, 2020 excludes Q1 pension annuitization and the gain on the sale of our idled China facilty and for 2019 is our actual tax rate excluding WAVE's gain on sale to Knauf.

Armstrong WORLD INDUSTRIES

Adjusted Free Cash(1) Flow Reconciliation Adjusted free cash flow is defined as cash from operations and dividends received from the WAVE joint venture, less expenditures for property and equipment, and is adjusted to remove the impact of cash used or proceeds received for acquisitions and divestitures, legacy environmental matters and litigation. The Company believes adjusted free cash flow is useful because it provides insight into the amount of cash that the Company has available for discretionary uses, after expenditures for capital commitments and adjustments for acquisitions and divestitures. Free cash flow includes discontinued international operations. Includes related income tax impacts. Donation to the AWI Foundation. For the Three Months Ended December 31, For the Year Ended December 31, 2020 2019 V 2020 2019 V Net cash provided by operating activities $70.400000000000006 $62 $8.4000000000000057 $218.8 $183 $35.800000000000011 Net cash (used for) investing activities $-88.899999999999991 $-18 $-70.899999999999991 $-,141.1 $-89 $-52.099999999999994 Add: Acquisitions, net $90.4 $13 $77.400000000000006 $164.6 $56 $108.6 Add: Litigation, net - $3 $-3 - $23 $-23 (Less)/Add: Environmental (Recoveries) Payments, net $-12.4 $0.6 $-13 $-11.5 $5 $-16.5 Add/(Less): Payments for (Proceeds from) sale of international, net (2) $1 $11 $-10 $-19.600000000000001 $66 $-85.6 Add: Net Payments to WAVE for Portion of Proceeds from Sale of International Businesses - - - $12.9 - $13 (Less): Proceeds from sale of Idled China Plant Facility $-2.4 - $-2 $-21.7 - $-21.7 Add: Charitable Contribution - AWI Foundation (3) $10 - $10 $10 - $10 Adjusted Free Cash Flow $67.8 $71.099999999999994 $-3.2999999999999972 $212.4 $244 $-31.6 -4.6413502109704602E-2 -0.12950819672131147

Segment Reported Operating Income (Loss) to Adjusted EBITDA RIP expense represents only the plan service cost related to the RIP that is recorded within Operating Income. For all periods presented, we were not required and did not make cash contributions to our RIP. Donation to the AWI Foundation. MINERAL FIBER ARCHITECTURAL SPECIALTIES UNALLOCATED CORPORATE For the Three Months Ended December 31, 2016 V 2020 2019 V 2020 2019 V 2020 2019 V Operating Income (Loss) – As Reported 45 59.100000000000023 -14.100000000000023 1.1000000000000001 5.6 -4.5 -2.3000000000000007 -2.5 0.19999999999999929 Add: RIP Cost (1) 0 0 0 0 0 0 1.38817225 1.1902507499999999 0 Add: Acquisition Related Expenses 0 0 0 2.0430000000000001 0 2.0430000000000001 0 0 0 (Less)/Add: Environmental (Recoveries) Expenses, net -7.2893778200000003 0.24544199999999999 -7.5348198200000001 0 0 0 0 0 0 Add: Charitable Contribution - AWI Foundation (2) 10 0 10 0 0 0 0 0 0 Add: AWI Portion of WAVE's (gain) on Sale to Knauf 0 4.7096900000000002 -4.7096900000000002 0 0 0 0 0 0 Add: Depreciation and Amortization 18.064586740158063 17.296140426947275 0.76844631321078793 3.4299359860199745 2.5774983476340196 0.85243763838595488 0.91182775000000071 1.3097492500000001 -0.39792149999999937 EBITDA – Adjusted 65.8 81.400000000000006 -15.600000000000009 6.9 8.1999999999999993 -1.2999999999999989 0 0 0 -0.19164619164619179 -0.15853658536585358

EBITDA – Guidance Reconciliation Adjusted EBITDA RIP credit represents the actuarial net periodic benefit expected to be recorded as a component of other non-operating income. We do not expect to be and do not plan to make cash contributions to our U.S. Retirement Income Plan based on guidelines established by the Pension Benefit Guaranty Corporation. RIP expense represents only the service cost related to the U.S. pension plan that is recorded within Operating Income. For all periods presented, we were not required and did not make cash contributions to our U.S. Retirement Income Plan. For the Year Ending December 31, 2021 Low to High Netincome $188.56337550000001 to $197.56337550000001 Add: Interest expense 25 25 (Less): RIP credit (1) -9 -9 Add: Income tax expense 59.854458500000007 62.854458500000007 Add: RIP expense (2) 5.582166 5.582166 Add: D&A 90 90 Adjusted EBITDA $360 to $372

Adjusted EPS & Free Cash Flow – Guidance Reconciliation Adjusted Diluted Earnings Per Share Adjusted Free Cash Flow Adjusted EPS guidance for 2021 is calculated based on an adjusted effective tax rate of 25% and based on ~48 million of diluted shares outstanding. RIP credit represents the actuarial net periodic benefit expected to be recorded as a component of other non-operating income. We do not expect to be required to make, nor do we plan to make cash contributions to our U.S. Retirement Income Plan based on guidelines established by the Pension Benefit Guaranty Corporation. RIP expense represents only the service cost related to the U.S. pension plan and is recorded as a component of operating income. We do not expect to be required to make, nor do we plan to make cash contributions to our U.S. Retirement Income Plan based on guidelines established by the Pension Benefit Guaranty Corporation. Adjusted income tax expense is based on an adjusted earnings before income tax. For the Year Ending December 31, 2021 Low to High Net cash provided by operating activities $200 to $210 Add: Return of investment from joint venture 65 70 Adjusted net cash provided by operating activities $265 to $280 (Less): Capital Expenditures -80 -75 Adjusted Free Cash Flow $185 to $205 For the Year Ending December 31, 2021 Low Per DilutedShare(1) to High Per DilutedShare(1) Net income $188.56337550000001 $3.93 to $197.56337550000001 $4.12 low high Add: Interest expense 25 25 (Less): RIP Credit (2) -9 -9 Add: Income tax expense 59.854458500000007 62.854458500000007 Operating income 264.41783400000003 276.41783400000003 Add: RIP expense (3) 6 6 (Less): Interest expense -25 -25 Adjusted earnings before income taxes 245.41783400000003 to 257.41783400000003 (Less): Income tax expense (4) -61.354458500000007 -64.354458500000007 rate 0.25 0.25 Adjusted net income $184.06337550000001 $3.8 to $193.06337550000001 $4 shares 48 48 $226.25 $4.6173469387755102 to $241.3 $4.924489795918368 $40 $40 $-20 $-20 $68.775000000000006 $73.775000000000006 $315.10000000000002 $335.1 $5 $5 $-40 $-40 $280.10000000000002 to $300.10000000000002 $-70.025000000000006 $-75.025000000000006 $210.07500000000002 $4.3765625000000004 to $225.07500000000002 $4.6890625000000004